                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934

Filed by the Registrant                           (X)
Filed by a Party other than the Registrant        ( )

Check the appropriate box:

( )         Preliminary Proxy Statement
( )         Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
(X)         Definitive Proxy Statement
( )         Definitive Additional Materials
( )         Soliciting Material Pursuant to Section 240.14a-11(c) or
            Section 240.14a-12

                           SKINVISIBLE, INC.
 --------------------------------------------------------------------
           (Name of Registrant as Specified in its Charter)

 --------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)   No fee required
( )   Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total fee paid:

( )   Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form, Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date Filed:

                          SKINVISIBLE, INC.
                 6320 South Sandhill Road, Suite 10
                          Las Vegas, Nevada
                                89120


                                                   July 3, 2001

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Skinvisible, Inc., which will be held on July 20, 2001 at 9:00 a.m., Pacific Daylight Time at 6320 South Sandhill
Road, Suite 10, Las Vegas, Nevada  89120.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will, of course, have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.



                                   Sincerely,


                                   /s/ Terry Howlett
                                   Terry Howlett
                                   President

                         SKINVISIBLE, INC.
             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          July 20, 2001

To the Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of Common Stock of Skinvisible, Inc. (the "Common Stock") will be held at 6320 South Sandhill Road, Suite 10, Las Vegas, Nevada 89120 on July 20, 2001 at 9:00 a.m., Pacific Daylight Time, for the following purposes:

1.  To elect directors.

2. To approve the amendment to the articles of incorporation to authorize 10 million preferred shares of Skinvisible, Inc.

3. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on June 11, 2001 are entitled to notice of, and to vote at, this meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Terry Howlett
                              Terry Howlett, President

July 3, 2001

                            IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                         SKINVISIBLE, INC.
                 6320 South Sandhill Road, Suite 10
                         Las Vegas, Nevada
                               89120

                                                   July 3, 2001


               PROXY STATEMENT FOR ANNUAL MEETING
                         OF SHAREHOLDERS
                     TO BE HELD JULY 20, 2001

This Proxy Statement, which was first mailed to shareholders on or about July 3, 2001, is furnished in connection with the solicitation of proxies by the Board of Directors of Skinvisible, Inc. (the "Company"), to be voted at the annual meeting of the shareholders of the Company (the "Annual Meeting"), which will be held at 9:00 a.m. on July 20, 2001 at 6320 South Sandhill Road, Suite 10, Las Vegas, Nevada 89120 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

Shareholders of record at the close of business on June 11, 2001, will be entitled to vote at the meeting on the basis of one vote for each share held. On June 11, 2001, there were 15,632,033 shares of common stock outstanding held of record by shareholders.

The deadline for submittals of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 days prior to the release date of the proxy materials as received at the Company's principal offices by that date. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

                           MEETING

GENERAL

The Annual Meeting will be held at 6320 South Sandhill Road, Suite 10, Las Vegas, Nevada 89120, on July 20, 2001 at 9:00 a.m. Pacific Daylight Time.

RECORD DATE; SOLICITATION OF PROXIES

The Board of Directors of the Company (the "Board") has fixed the close of business on June 11, 2001 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 15,632,033 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting held by approximately 673 holders of record. Holders of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record at the Record Date.

In addition to the solicitation of proxies by use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the Annual Meeting and of soliciting proxies therefor, including the cost of printing and mailing this Proxy Statement and related materials. The Company has spent approximately $2,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to Jim
Pesklevits at 6320 South Sandhill Road, Suite 10, Las Vegas, Nevada
89120.

PURPOSE OF THE ANNUAL MEETING

At the Annual Meeting, holders of Common Stock of the Company will be asked to elect directors.

VOTE REQUIRED AND VOTING

One Percent (1%) of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date, represented in person or by proxy, is required for a quorum at the Annual Meeting. The nominees receiving the four highest number of votes will be elected to the board of directors. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the nominees for the Board named herein, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting (of which the Company is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of Skinvisible, Inc. an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the annual meeting and voting in person. Attendance at the annual meeting will not by itself constitute revocation of a proxy.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE
INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED
PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

                            PROPOSAL 1
                            ----------

                      ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.


NOMINEES

Terry Howlett
Jost Steinbruchel
Carol Patterson Neves

Mr. Terry H. Howlett, (age 53) President & Director, Skinvisible, Inc. Mr. Howlett has a diversified background in market initialization and development, sales and venture capital financing for emerging growth companies. He has held senior management, marketing and sales positions with various companies, including the Canadian Federation of Independent Business, Family Life Insurance, and
Avacare of Canada and founded Presley Laboratories, Inc. which marketed cosmetic and skin care products on a direct sales basis.
For the ten years prior to becoming President of the Company, Mr. Howlett was the President and CEO of Voice-it Solutions, Inc., a publicly traded company on the Vancouver Stock exchange that made voice response software for order entry systems. Mr. Howlett is not a director of any other public company. He has been a director of Skinvisible, Inc. since its inception March 6, 1998.

Ms. Carol Patterson Neves, (age 65) Director, Skinvisible, Inc.
Ms. Neves has over 40 years of experience in financial markets.
She worked with Merrill Lynch, Pierce, Fenner & Smith (New York) from 1955, to 1996, in a number of capacities including ten years as Vice President/Senior Research Analyst and subsequently another ten years as First Vice President. She is a graduate of the Harvard Business School and received her MBA in Finance from New York University. Ms. Neves was elected to ``Institutional Investor Magazine's All-American Research Team'' for thirteen consecutive years; and in 1989 was named one of the world's top eight financial analysts by UK's ``Corporate Finance'' magazine. Ms. Neves currently provides financial analysis and conclusions to clients on a contractual fee basis. Ms. Neves was appointed to the Board on October 31, 2000.

Jost Steinbruchel, (age 60) Director, Skinvisible, Inc.
Since 1984, Mr. Steinbruchel has operated his own company in Geneva, Switzerland specializing in financial engineering in international trade throughout a wide network of banking relations, principally in Europe, China, Australia and Africa. Previously, he spent 20 years of his professional career as an executive in international banking with Lloyds of London, Citicorp and Credit Suisse. Mr. Steinbruchel has a law degree from the Sorbonne, Paris.

NON-NOMINATED OR FORMER DIRECTORS

Mr. Jan Mellegers, (age 47)  Director, Skinvisible, Inc.
Mr. Mellegers is presently CEO of an Amsterdam-based venture capital operating company. His past endeavors include a career in the Dutch Air Force, management of Amsterdam securities offices for Drexel Burnham Lambert and Wertheim Schroder and co-founding of a private Dutch biotechnology firm specializing in medical filter
technology.      From 1990 to 1997 Mr. Mellegers was Financial
Advisor to Mogen International - a Dutch agricultural biotechnology company. Mr. Mellegers also managed United Asset Management's Amsterdam office until June of 2000, marketing that company's investment capabilities to Europe's leading pension funds. He has extensive experience in international financial markets and has built an impressive network in the biotechnology and institutional investor arenas. Mr. Mellegers is presently CEO of an Amsterdam-based venture capital operating company. Mr. Mellegers was appointed to the Board on October 31, 2000. Mr. Mellegers has decided not to seek re-election to the Board of Directors due to other business commitments.

Mr. Jerry Hodge (Age 56), Former Director, Skinvisible, Inc. For over the past seven years, Mr. Hodge has been the President & CEO of Hospitality Network, the largest provider of in-room video entertainment to the hotel/casino industry, and has professional management expertise in the areas of business development, finance, operations, and corporate strategic planning. Mr. Hodge resigned from the Board of Directors on April 18, 2000 to pursue other business opportunities.

Mr. Howard Thomson (Age 53), Former Director, Treasurer and Secretary, Skinvisible, Inc. Mr. Thomson has recently retired after 17 years in senior management positions with the Bank of Montreal, including 5 years as Branch Manager, 4 years as Regional Marketing Manager and 5 years as Senior Private Banker. He was employed by the National Westminster Bank for 13 years. Mr. Thomson resigned from the Board of Directors on July 31, 2000 to pursue opportunities with two other companies in which he was involved.

Lord Anthony St. John (Age 43), Former Director, Skinvisible, Inc. Lord Anthony St. John has been a member of the House of Lords in England since 1978. In 1998, he was appointed Extra Lord-in-Waiting to her Majesty the Queen. He has been a consultant to Merrill Lynch International since 1991 and serves as a Director on other publicly traded companies. Since graduating with a law degree in 1979 from Capetown, South Africa, Lord St. John has spent a number of years in the commercial field as auditor and legal counsel for international companies. Lord Anthony St. John resigned from the Board of Directors on October 31, 2000 for other business reasons but will continue his association with Skinvisible in an advisory capacity.

INFORMATION REGARDING THE BOARD

The Company's Board of Directors (the "Board") makes decisions regarding the issuance of stock options under the Company's Incentive Stock Option Plan. The Board met 2 times since the last annual meeting of shareholders, and, as issues were raised, signed several written consents to action without meeting. All directors attended 75% or more of the aggregate number of Board meetings. The current Board includes Terry Howlett, Jost Steinbruchel, Jan Mellegers, and Carol Patterson Neves.

The directors are currently not paid for acting as members of the board.

Terms of Office

The Company's directors are appointed for one year terms to hold office until the next annual general meeting of the stockholders or until removed from office in accordance with the Company's by-laws.
 Officers of the Company are appointed by its board of directors and hold office until removed by the board.

The following table provides information on the annual compensation received by the Executive Officers and Directors of the Company:

                             Annual Compensation Table

                 Annual Compensation               Long Term Compensation
                 -------------------               ----------------------

                                         Other                            All
                                         Annual                           Other
                                         Com-                             Com-
                                         pen-   Restricted                pen-
                                         sa-    Stock  Options/   LTIP    sa-
Name        Title    Year Salary   Bonus tion   Awarded SARs (#)payouts($)tion
----        -----    ---- -------- ----- ------ ------- ------- --------- ----
Terry
Howlett   President  2000 $120,000 $   0   0       0    300,000      0      0
          Director   1999 $120,000 $   0   0       0    300,000      0      0

Carol     Director   2000 $  - 0 - $   0   0       0     50,000      0      0
Patterson
Neves

Jan       Director   2000 $  - 0 - $   0   0      0      50,000      0      0
Mellegers

Anthony   Director   2000 $  - 0 - $   0   0      0      50,000      0      0
St.John              1999 $ 11,000 $   0   0      0      50,000      0      0


Jost      Director   2000 $  - 0 - $   0   0      0      50,000      0      0
Steinbruchel         1999 $ 11,000 $   0   0      0      50,000      0      0

Howard    Director   1999 $ 19,607 $   0   0      0      50,000      0      0
Thomson   Secretary
          Treasurer

Jerry     Director   1999 $ 12,000 $   0   0      0      50,000      0      0
Hodge

------------------------------------------------------------------------------

Please note that the type and amount of compensation paid in the past may differ materially from what is paid in 2001.

Options
-------
The following table shows the issued and outstanding stock options held by the officers and directors of the Company, and by each person known by the Company to beneficially own more than 10% of the Company's Common Stock as of June 11, 2001. Each of the following options was granted on April 10, 2001, in accordance with the adoption of the Stock Option plan of the Company on January 8, 1999.

Name              Exercise Price      No. of Options        Term of Option
-----------       --------------      ---------------       -------------
Terry Howlett         $0.25              600,000              5 years
Jan Mellegers         $0.25               50,000              5 years
Carol Patterson Neves $0.25               50,000              5 years
Jost Steinbruchel     $0.25              100,000              5 years

Section 16(a) Beneficial Ownership Reporting Compliance

The following persons have failed to file, on a timely basis, the identified reports required by section 16(a) of the Exchange Act during the most recent fiscal year.
-------------------------------------------------------------------
                              Number   Transactions  Known Failures
                              of Late  Not Timely    To File a
Name and principal position   Reports  Reported      Required Form
-------------------------------------------------------------------
Terry Howlett, Director,        0         0              None
President, CEO

Jan Mellegers, Director         2         0              None

Carol Patterson Neves,          2         0              None
Director

Jost Steinbruchel,              0         0              None
Director

Jerry M. Hodge,                 0         0              None
Director*

Howard Thomson,                 0         0              None
Director, Sec. Treas.*

Anthony St. John,               0         0              None
Director*
-------------------------------------------------------------------
* Resigned during fiscal year 2000

                       THE BOARD RECOMMENDS
              A VOTE IN FAVOR OF THE NAMED NOMINEES.

                            PROPOSAL 2
                            ----------

         AMENDMENT OF ARTICLES OF INCORPORATION AUTHORIZING 10
              MILLION SHARES OF PREFERRED STOCK

Proposal 2 is to approve an amendment to the Articles of Incorporation to authorize ten million (10,000,000) preferred shares of Skinvisible, Inc. with a dividend preference of six percent (6%) per annum. This amendment was approved by the Company's Board of Directors on September 21, 1999. Creation of a preferred class of stock may aid the Company in attracting equity financing.
For this reason, management believes authorizing a preferred class of stock is in the best interest of existing shareholders.

You have an opportunity to vote in favor or against this amendment.
 By not checking a box on the proxy card, you will be taken as voting in favor of the amendment.

   THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS AMENDMENT.


            MARKET PRICES AND DIVIDEND INFORMATION

The Common Stock of the Company is traded on the NASDAQ OTC
Bulletin Board under the trading symbol "SKVI".    As of June 6,
2001, the last date on which the Common Stock was traded prior to the fixing of the record date for voting, the high and low sales prices of the Common Stock on the OTC Bulletin Board was $0.17 per share and $0.14 per share, respectively. On June 18, 2001, the latest practicable trading day before the filing of this Proxy Statement with the SEC, the high and low sales prices of the Common Stock on the OTC Bulletin Board were $0.16 per share and $0.14 per share, respectively.

The Company has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

The high and low sales price of the Common Stock on the OTC
Bulletin Board during the past two years by quarter are as follows:

Quarter                     High        Low
----------                 ------      ------
2nd Quarter 1999           $5.59        $4.00
3rd Quarter 1999           $5.25        $2.50
4th Quarter 1999           $3.69        $2.25
1st Quarter 2000           $4.13        $2.13
2nd Quarter 2000           $2.38        $0.44
3rd Quarter 2000           $1.06        $0.28
4th Quarter 2000           $1.25        $0.31
1st Quarter 2001           $0.66        $0.22
2nd Quarter 2001 (to date) $0.40        $0.13

                       SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of the
Company's common stock held by all persons who, to the knowledge of the Company, beneficially owned more than five percent (5%) of the outstanding shares of the Company's common stock as of June 11,
2001, or, in certain instances as described in the footnotes below, as of a date of the filing by such person of a Schedule 13G with the Securities and Exchange Commission ("Commission").  According
to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days. Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.
                                            Amount of
                  Name and address          Beneficial         Percent
Title of class    of beneficial owner       Ownership          of class
--------------    -------------------       -----------        ----------
Common            Terry Howlett (1)         1,600,000          9.86%
                  6320 S. Sandhill Rd
                  Suite 10
                  Las Vegas, NV 89120

Common            Lutz Family Trust         2,500,000          15.99%
                  71 Biltmore Estates
                  Phoenix AZ 85016
--------------------------------------------------------------------------
(1) Included in the figures above, Mr. Howlett holds stock options to purchase 600,000 shares at a price of $0.25 per share.

The Company knows of no other person who is the beneficial owner of more than five percent of the Company's common stock.

	SECURITY OWNERSHIP OF CERTAIN MANAGEMENT OF THE COMPANY

The following table sets forth information, as of June 11, 2001, concerning the Company's common stock owned by: (i) each director;
(ii) the Chief Executive Officer and the other executive officers of the Company who earned more than $100,000 during fiscal year 2000 and were serving as executive officers at the end of fiscal year 2000; and (iii) all directors and officers of the Company as a
group.   According to rules adopted by the Commission, a person is
the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days. Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.


                                            Amount of
                  Name and address          Beneficial         Percent
Title of class    of beneficial owner       Ownership          of class
--------------    -------------------       -----------        ----------
Common            Terry Howlett (1)         1,600,000          9.86%
Director, President

Common            Jost Steinbruchel (2)       350,000          2.22%
Director, Sec./Treas.

Common            Jan Mellegers (3)           235,000          1.50%
Director

Common            Carol Patterson Neves (4)   100,000          0.64%
Director

Common            All Officers and          2,285,000         13.91%
as a Group        Directors
( 4 persons)
---------------------------------------------------------------------
** Based on 15,632,033 shares of common stock outstanding as of June 11, 2001.
(1) Included in these figures, Mr. Howlett holds stock options to purchase 600,000 shares at a price of $0.25 per share.
(2) Included in these figures, Mr. Steinbruchel holds stock options to purchase 100,000 shares at a price of $0.25 per share.
(3) Included in these figures, Mr. Mellegers holds stock options to purchase 50,000 shares at a price of $0.25 per share.
(4) Included in these figures, Ms. Neves holds stock options to purchase 50,000 shares at a price of $0.25 per share.


                      ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

Upon appointment by the Board, Sarna and Company, independent public accountants, audited and reported on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2000. Such financial statements can be found in the Company's 10-KSB filed on April 2, 2001, and are incorporated by reference in this Proxy Statement. Representatives of Sarna and Company are not expected to be present at the Annual Meeting.


         INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, filed by the Company with the Commission, are incorporated herein by reference:

    (i) the Company's Annual Report filed on Form 10-KSB with the Commission on April 2, 2001;

All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth below in "Other Matters."

                         ANNUAL MEETING

The 2001 Annual Meeting of Shareholders of the Company will be held on July 20, 2001 at 9:00 a.m., at 6320 South Sandhill Road, Suite
10, Las Vegas, Nevada 89120.

                   FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Skinvisible, Inc.' proxy statement and form of proxy for its next annual meeting of shareholders will be July 8, 2002. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Skinvisible, Inc.'s proxy statement and form of proxy is considered untimely is 45 days prior to July 8, 2002.

                 WHERE YOU CAN FIND MORE INFORMATION

Skinvisible, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Skinvisible, Inc. files reports, proxy statements and other information with the SEC.
 You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors
of Skinvisible, Inc.

/s/ Terry Howlett
-----------------------
Terry Howlett
President and Chief Executive Officer

                         SKINVISIBLE, INC.
                              PROXY

     FOR ANNUAL MEETING OF THE SHAREHOLDERS OF SKINVISIBLE, INC.
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry Howlett with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 6320 South Sandhill Road, Suite 10, Las Vegas, Nevada 89120, on July 20, 2001, at 9:00 a.m. Pacific Daylight Time, and at any adjournments thereof.


Please mark your votes as indicated [X]

Total Number of Shares Held:
                            ----------------------
This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1. Election of directors: Terry Howlett, Jost Steinbruchel,
   Carol Patterson Neves


                  FOR Election               NOT FOR Election
                  of directors               of directors
                      [_]                         [_]

    Except vote withheld from following nominee(s) listed above.

    -------------------------            -----------------------

2. Amendment of the Company's Articles of Incorporation authorizing 10,000,000 shares of preferred stock of Skinvisible, Inc.
                  FOR Amendment              NOT FOR Amendment
                      [_]                         [_]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Signature(s)                                  Dated:              , 2001
                                                    --------------


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